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                                                                    EXHIBIT 99.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Danice L. Chartrand, the Chief Financial Officer of Southern Michigan Bancorp, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

     1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003, and to which this Certification is attached as Exhibit 99.2 (the "Periodic Report"), fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 14, 2003


                                  /s/ Danice L. Chartrand
                                  --------------------------------------------
                                  Danice L. Chartrand, Chief Financial Officer


This certification accompanies the Periodic Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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